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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): JANUARY 26, 1999


                            THE MARQUEE GROUP, INC.
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             (Exact Name of Registrant as specified in its charter)



          DELAWARE                    0-21711                   13-3878295
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(State or other jurisdiction     (Commission File              (IRS Employer
      of incorporation)               Number)               Identification No.)



               888 SEVENTH AVENUE, 37TH FLOOR, NEW YORK, NY 10019
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              (Address of Principal Executive Offices) (Zip Code)



       Registrant's telephone number, including area code: (212) 977-0300



                                      N/A
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         (Former name or former address, if changed since last report)



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ITEM 5. OTHER EVENTS

           The Marquee Group, Inc. ("Marquee") entered into an Agreement and Plan of Merger (the "Merger Agreement"), dated as of July 23, 1998, with SFX Entertainment, Inc. ("SFX") and SFX Acquisition Corp., a wholly-owned subsidiary of Parent ("Sub"), pursuant to which Sub will be merged with and into Marquee (the "Merger") and Marquee shall continue as the surviving corporation of the Merger. Marquee entered into Amendment No. 4 to the Merger Agreement ("Amendment No. 4"), dated as of January 24, 1999, pursuant to which, among other things, the exchange ratio in the Merger Agreement was adjusted to reflect a new memorandum of understanding entered into in connection with the proposed settlement of the pending shareholder litigation. As previously provided in the Merger Agreement, if the average of the last reported sale price of the SFX Class A common stock for fifteen consecutive trading days ending five days before the Merger (the "SFX Stock Price") is less than $42.75, then Marquee shareholders will receive 0.1111 shares of SFX Class A common stock for each share of Marquee common stock in the Merger. Pursuant to Amendment No. 4, however, if the SFX Stock Price is greater than $42.75 but less than or equal to $60.00, the Marquee shareholders will receive for each share of Marquee common stock the number of shares of SFX Class A common stock equal to the quotient obtained by dividing $4.75 by the SFX Stock Price. If the SFX Stock Price is greater than $60.00 but less than or equal to $66.00, the Marquee shareholders will receive for each share of Marquee common stock the number of shares of SFX Class A common stock equal to the difference between
0.1000 less the quotient obtained by dividing 1.25 by the SFX Stock Price, and if the SFX Stock Price is greater than $66.00, the Marquee shareholders will receive for each share of Marquee common stock the number of shares SFX Class A common stock equal to the quotient obtained by dividing $5.35 by the SFX Stock Price. The Board of Directors of Marquee received an updated fairness opinion to the effect that as of January 24, 1999, the merger consideration (giving effect to Amendment No. 4) is fair, from a financial point of view, to the Marquee shareholders (other than Messrs. Sillerman and Tytel).

           The consummation of the Merger remains subject to the satisfaction of a number of conditions, including the approval of the shareholders of Marquee. It is anticipated that the Marquee shareholders' meeting will be held in March of 1999.

           The foregoing description of Amendment No. 4 does not purport to be complete and is qualified in its entirety by the copy of Amendment No. 4 attached hereto as an exhibit.

           Additionally, Marquee and SFX issued a joint press release on January 25, 1999 announcing Amendment No. 4.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

           (C)      Exhibits.

           2.1 Amendment No. 4, dated as of January 24, 1999, to the Agreement and Plan of Merger among SFX Entertainment, Inc., SFX Acquisition Corp. and The Marquee Group, Inc.

          99.1      Joint Press release dated January 25, 1999.


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           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             THE MARQUEE GROUP, INC.



                             By:  /s/ Jan E. Chason
                                  ---------------------------------------------
                                  Name:  Jan E. Chason
                                  Title: Chief Financial Officer and Treasurer


Date: January 26, 1999




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                                 EXHIBIT INDEX



Exhibit
No.                               Description
-------                           -----------
 2.1 Amendment No. 4, dated as of January 24, 1999, to the Agreement and Plan of Merger among SFX Entertainment, Inc., SFX Acquisition Corp. and The Marquee Group, Inc.

99.1        Joint Press Release dated January 25, 1999.